Exhibit 99.1

1st Quarter 2007 Update July 17, 2007

Safe Harbor Certain statements in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of Local Insight Media to be materially different from any future results, performance or achievements expressed or implied by these forward looking statements.  The following important factors could affect future results: the loss of any of our key agreements; our failure to respond adequately to changes in technology or user preferences; declining usage of printed yellow pages directories; continuing weakness in the U.S. economy; increased competitive pressure from other directory publishers or media companies; changes in interest rates or a reduction in Local Insight Media’s cash flow that could impair Local Insight Media’s ability to service its debt obligations; and the Company’s high level of indebtedness.  Investors, potential investors and other listeners are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.  The forward-looking statements made herein are only made as of the date of this presentation and Local Insight Media undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. 1

LIM/Industry Overview Scott Pomeroy President & CEO, Local Insight Media CBD Media Overview Doug Myers SVP Berry Markets, Local Insight Media Agenda

Local Insight Media Update Scott Pomeroy President & CEO, Local Insight Media

Local Insight Media Properties (Services provided under consulting agreement) Caribe Media, Inc. (Caribbean Operations) Local Insight Media, Inc. (U.S. Operations) Windstream Yellow Pages

Local insight Media

LIM Acquisition Timeline

2005 | **2006** | **2007**

October 2005: Dex Media agrees to merge with RH Donnelley

1H 2006: WCAS, through CMI, acquires Verizon Yellow Pages assets in PR and DR; former Dex management team engaged

November 2006: LIM acquires ACS Media

December 2006: LIM announces CBD Media transaction; WCAS announces acquisition of WYP

1H 2007: CBD Media merger closes. Announcement of HTYP Transaction

2H 2007: WYP acquisition expected to close

Late 2007: HTYP expected to Close

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Proprietary and Confidential

Operational Focus & Objectives

Acquire & Operationalize Caribe Media	Acquire & Integrate U.S. Operating Companies	Operationalize Synergies & Grow Revenue

<u>4/1/06 – 12/31/06</u>

- Financial Statements & Reporting
- Process Improvement
- Leadership Changes
- Campaign Turnarounds

<u>11/1/06 – 6/30/07</u>

- Close ACS Media & CBD Media Transactions
- Finance Acquisitions
- Integrate Operating Companies (ACS, CBD)
- Execute WYP Transaction
- Pre-close Integration of WYP
- Acquire HTYP

<u>7/1/07 – 12/31/07</u>

- Close WYP Transaction
- Close HTYP Transaction
- Identify and Implement Synergies
- Identify Operational Improvements
- Grow Revenue

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Proprietary and Confidential

The LIM Investment Strategy Aggregate distinctive platform Leverage Management Experience

Industry: Usage Drives ROI Does anybody use the yellow pages print product anymore? Yes... Print has retained its use in an environment of significant increases in internet use As with the prior 10 years, some continue to predict decline in print usage This is being offset by significant growth in IYP, driving strong aggregate usage 15.1 15.1 15.6 15.4 15.0 13.9 13.3 12.7 12.1 11.6 11.1 0 2 4 6 8 10 12 14 16 2001 2002 2003 2004 2005 2006 2007E 2008E 2098E 2010E 2011E -1.6% CAGR -4.4% CAGR Print References Where Consumers Under 34 Yrs Old Turn 1st for Information on Local Businesses (in Billions)  Source: The Kelsey Group, 2006 & 2007 53% 12% 16% 8% 44% 20% 18% 8% 0% 10% 20% 30% 40% 50% 60% Print YP Directory Assistance Search Engines Internet YP 2004 2006 Where Consumers Under 34 Yrs Old Turn 1st for Information on Local Businessess

Industry: Print Revenue is Still Growing Can the traditional print yellow pages find revenue growth? Yes Comparable growth for the next five years vs. the past five Independents are expected to account for >200% of the growth Independents: 9.5% (in Billions) CAGR 1.1% CAGR 0.8% 14.4 14.5 14.7 14.8 14.9 14.9 Incumbents: -2.2% Print Revenues 13.6 13.8 14.3 14.2 14.3 Source: The Kelsey Group, 2007 11.3 11.1 10.9 10.7 10.4 10.1 3.4 3.1 3.8 4.1 4.5 4.8 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 2001 2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E 2011E Consumer Chooses Computer as Medium to Conduct a Search Industry:That LEAD is sold to an Advertiser through one of many channels National Advertisers Advertising Agencies Search Engine Marketing Firms Direct Click-Through Rate (11%) LEAD Consumer Clicks-Through to Arrive at Website YP Publishers MONETIZED LEAD
Price per Click ($.46) Coverage Rate (58%) SME Advertisers

Do YP publishers capture growth in the broader Local Search industry? Yes Greatest threat to (and opportunity for) the publishers is digital Publishers’ total revenue (print and digital) is expected to grow 2.7% annually  Source: The Kelsey Group, 2007. 1. Net annual print growth for 5 yrs ending 2011 equals 0.8%. Industry: Digital Represents Upside Incumbent Print 71% 51% -20% -2.2% Incumbent Digital 3% 8% 5% 29.7% Independent Print 19% 24% 5% 9.5% Independent Digital 1% 3% 2% 33.8% Other Digital 6% 14% 8% 23.0% TOTAL 100% 100% 4.5% $15.9 $19.9 4.5% CAGR ($ in Billions) - 11E CAGR % of Total 2011E % of Total 2006 %pt Var ’ 06 - ’ 11 ’ 06 ’ ’ - ’ U.S. Publishers’ Total Revenue Growth Total Revenue Growth By Segment $0 $5 $10 $15 $20 2006 2011E N/A ‘06-’11 ‘06-’11E

in Millions 2006E SEARCH 224,400 Click-Through Rate 11% LEADS 24,908 Coverage Rate 58% MONETIZED LEADS 14,447 Price-per-Click $0.46 Revenue $6,646  Source: Metrics presented are per Morgan Stanley analysis and assumptions. Are YP publishers players in Local Search? Yes Industry: Local Search Opportunities Consumer Chooses a Search Engine and Searches SEARCH Consumer Arrives at Search Results Page SEARCH 224,000 million RESULTS

LIM: A Distinctive Platform Location 2006 Revenue Books Circulation Competitors Axesa Puerto Rico $70.6M 16 3.0M 2 Paginas Amarillas Dominican Republic $24.9M 12 1.3M 0 ACS Media Alaska $39.0M 10 0.9M 3 CBD Media Cincinnati, OH $86.5M 15 3.4M 4 HTYP Hawaii $67.0M 10 1.8M 2 2006 LIM PF Revenue $446.2 million 2006 LIM PF Adj. EBITDA $206.9 million WYP1 36 U.S. states $158.2M 420 8.5M 1-20  1 Windstream will be a separate WCAS portfolio company (targeted close September 2007). Local Insight Media, Inc. has entered into a consulting agreement with WCAS to help manage the business of WYP.

LIM: An Experienced Management Team Scott A. Pomeroy President & CEO 25 years finance and ops experience Linda A. Martin COO 32 years sales and ops experience Richard L. Shaum, Jr. CAO 25 years operations experience Wayne P. Graham Interim CFO 22 years finance experience John S. Fischer General Counsel 24 years legal experience Wesley E. Carson EVP & Special Advisor 30 years business experience Photo not available Doug A. Myers SVP Berry Markets 20 years ops and mgmt experience

LIM: Strategic Positioning YP Publishers – (“Trusted Advisor”) The Future Off-line Word of Mouth Print Directories Directory Assistance Premise Visits Phone Calls Consumers Advertisers Consumers Advertisers Off-line Word of Mouth Print Directories Directory Assistance Off-line Direct Mkting Internet Yellow Pages Search Engines (PPC) 1-800-Aggregators Email Marketing On-Line Word of Mouth Mobile Search IPTV Premise Visits Phone Calls Website Visits Emails Interest Registration Appointments RFQ/RFP Transactions Measure and Report Knowledge Relationship Transparency Productize; Educate, Advise, Sell; and Deliver The Past YP Publishers – “Trusted Advisor” Future Potential Partial Participation New Media LIM, as the trusted advisor, is uniquely positioned to lead SMEs through the complexities of the new advertising mix.

LIM: Optimizing Infrastructure Fixed cost rationalization through centralization, shared services, etc. Scale to enhance vendor cost structure Leverage combined purchasing capacity across LIM with PP&D suppliers Rationalize/optimize outsource relationships Expand relationship with The Berry Company Explore opportunity to outsource other back office processes and business functions Leverage best practices across platform Look for page optimization opportunities to reduce PP&D costs Evaluate opportunity to improve performance via technology enhancements and/or re-engineering key processes Explore a web-based business intelligence environment for process optimization and performance evaluations Continual evaluation of resource requirements LIM enjoys both TOP LINE and EBITDA growth opportunities

LIM: Capitalizing on Industry Trends Usage drives ROI Print is still growing Digital represents upside EBITDA growth opportunity Average print usage is 44% Print revenue is projected to grow at 0.8% 5-Yr CAGR (Incumbents at -2.2%) Digital revenue is expected to grow 30% 5-Yr CAGR Large incumbents will be pressured to grow EBITDA primarily through cost-cutting Industry LIM PF1 The Value LIM usage ranges from 61% - 83% LIM print revenue is projected to grow above the industry average LIM has upside in the digital revenue growth area LIM has EBITDA growth opportunities through both top line and synergies  1 LIM PF EBITDA includes Axesa @ 60% ownership, DR dividend, CMI, ACS, CBD and HTYP

LIM: Looking Ahead Comparisons of LIM to other incumbents reveal stronger projected revenue growth and one of the best EBITDA margins  1 LIM EBITDA includes Axesa @ 60% ownership, DR, CMI, ACS, CBD and HTYP 2 EBITDA margin based on DR dividend 3 EBITDA margin based on actual DR EBITDA Source: Industry data researched and provide by Wachovia. Revenue is presented on a Deferral and Amortization basis. EBITDA Margin 2006PF 2007E Growth Local Insight Media 1 49.3% 2 48.6% 2 (0.7) pp 49.9% 3 49.4% 3 (0.5) pp IAR 47.9% 46.3% (1.6) pp RHD 55.5% 53.9% (1.6) pp AT&T (with BLS) 50.2% 49.8% (0.4) pp Yellow Book USA 29.3% 29.0% (0.3) pp Revenue 2006PF 2007E Growth Local Insight Media1 $288 $294 1.9% IAR $3,214 $3,225 0.3%  RHD $2,685 $2,670 (0.6%) AT&T (with BLS) $5,904 $5,891 (0.2%) Yellow Book USA$1,928 $2,003 3.9%

LIM uses a systematic process for acquiring, integrating and operationally improving target companies Identify short-term and long-term areas for improvement that would benefit from LIM management’s extensive industry experience (such as revenue growth, product mix, accounting issues, sales issues, human resource issues) Assess strengths and weaknesses of current leadership and make changes where necessary Determine the best path to align the operating company with LIM’s overall goals and strategic direction Using collective industry expertise, begin implementing specific solutions to achieve business objectives (e.g., increase sales productivity, launch i411 platform, eliminate zero margin products, etc.) With best practices and new solutions, begin implementing opportunities for growth in the core business (e.g., improved canvass work flow, print $ and advertiser growth, solid digital growth, employee satisfaction, etc.) Acquisition Issues Leadership Strategic Direction Solutions Implementation LIM Success Continuum

CBD Media Overview Doug Myers SVP Berry Markets, Local Insight Media

CBD Media Overview INDIANA OHIO KENTUCKY Dearborn County Switzerland County Ohio County Gallatin County Butler County Warren County Hamilton County Clermont County Brown County Boone County Kenton County Campbell County Pendleton County Grant County Cincinnati Highlights Incumbent directory publisher in Cincinnati (9th largest YP publication in the U.S.) Exclusive rights to publish under the Cincinnati Bell brand 2006 revenue and adjusted EBITDA of $86.5 million and $51.7 million, respectively Competitive Landscape CBD Media Yellow Book* Market Share 86% 10% Circulation 3.4M 0.9M # Advertisers >17,000 <10,000 Usage (Share) 78% 17% Possession 92% 42% Penetration 39% n/a Retention 84% n/a *Source: Mgmt estimates for YB

CBD Sales Performance 2005/2006 campaigns experienced negative results associated with numerous issues: Churn in sales force Turnover in sales management Numerous improvements have been taken to address those issues: Leverage Berry relationship because of larger platform Work with existing management to support LIM’s objectives 2007 Metro campaign showed positive results: 0.1% Successful new product introduction (Companion) Bundling of print/internet (40% penetration)

Debt Schedule ($USD in millions) Debt Debt At Issue As of 3/31/07 Issued First Call CBD Media LLC Bank Facility Term Debt $165.0 $110.0 6/13/2003 N/A Revolver - $5.0M 0.0 0.0 6/13/2003 N/A Senior Subordinated Note - 8 5/8% 150.0 147.8 6/13/2003 6/13/2007 315.0 257.8 CBD Media Holdings LLC Senior Note - 9 1/4% 100.0 100.0 10/26/2004 10/26/2008 $415.0 $357.8

Total Debt / Credit Statistics Pro Forma Adjusted EBITDA1  1 Excludes Mgmt. fees, employee compensation related to 2004 recapitalization & deal-related bonus Focus on Deleveraging (CBD Media) Credit Statistics 2004 2005 2006 LTM 3/31/07 Sr. Debt to EBITDA 2.9x 2.5x 2.1x 2.2x Total Debt to EBITDA 7.8x 7.3x 7.0x 7.0x EBITDA to Interest 2.4x 1.6x 1.6x 1.6x $55.0 $44.0 $33.0 $22.0 $11.0 $0.0 2004 2005 2006E LTM3/31/07 ($ in Millions) $52.0 $52.4 $51.7 $50.9 Sr Note & Sr. Sub Note Term $450.0 $375.0 $300.0 $225.0 $150.0 $75.0 $0.0 2004 2005 2006 LTM3/31/07 $403.0 $382.0 $360.0 $357.8 $153.0 $250.0 $132.0 $250.0 $110.0 $250.0 $110.0 $247.8

CBD Covenant Compliance 3/31/2007 Actual Rolling Covenant Twelve Months Requirement Consolidated Leverage Ratio 7.03 x 7.75 x Max Consolidated Senior Secured Debt Ratio 2.16 x 5.75 x Max Consolidated Interest Coverage Ratio 1.62 x 1.35 x Min